UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGRWX

The Putnam Fund for Growth and Income

Annual report
10|31|15

A world of investing.®

Putnam INVESTMENTS

4¢
THREE CENTS
10
CENTS
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

The Putnam
Fund for Growth
and Income

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	51

About the Trustees	52

Officers	54

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

The Putnam Fund for Growth and Income

Pursuing opportunities for investors since 1957

Introduced more than 57 years ago, The Putnam Fund for Growth and Income seeks a combination of growth and income potential by investing in stocks of large U.S. companies. With 25 years of experience in the investment industry, Portfolio Manager Robert Ewing focuses on stocks that he believes are priced below their long-term potential.

"At Putnam, we take pride in our stock selection capabilities. I work with a team of talented equity analysts, and we are rigorous in our fundamental research and bottom-up investment approach."

Robert D. Ewing, CFA
Portfolio Manager
Co-Head of U.S. Equities

Seeking the market's bargains with a value approach

Using a time-tested value approach, Robert Ewing looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth. He conducts intensive fundamental research to determine which stocks may be priced too low compared with the companies' earnings and growth potential. The fund's portfolio also includes companies that pay dividends, providing income potential for investors.

Investing through decades of changing markets

Growth of a $10,000 investment since fund inception, 11/6/57, through 10/31/15

$4,177,338
10.97%
annualized return before sales charge
A $10,000 investment in The Putnam Fund for Growth and Income at its launch in 1957 would be worth more than $4.1 million today.
'60
'70
'80
'90
'00
'10
10/31/15

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. The period illustrated is longer than the investment horizon of many investors.
Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Had the 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary.
The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 The Putnam Fund for Growth and Income
The Putnam Fund for Growth and Income 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

4	The Putnam Fund for Growth and Income

Interview with your fund’s portfolio manager

Bob, what can you tell us about the investing environment during the 12-month reporting period ended October 31, 2015?

When the period began in November 2014, the U.S. stock market was just recovering from a sharp pullback, as investors grew worried about global geopolitical tensions and slowing growth in Europe and China. Stocks recovered quickly and considerably, then declined sharply again in early December. Those losses were also short-lived, as stocks staged another rebound and surged to new record highs as 2014 came to a close.

The early months of 2015 were also positive for stocks, although returns were much more modest and the market remained turbulent. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of the month, stocks posted their ninth consecutive quarterly gain, as measured by the S&P 500 Index. These milestones were accompanied by several issues that weighed on investors’ minds, including volatile oil prices, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses.

After a quiet summer, the market’s relative calm disappeared quite suddenly. In August, stocks around the world declined dramatically. In the United States, for the first time since 2011, major stock market indexes experienced a correction, defined as a decline of 10% or more from a recent high. The downturn was due in large part to concerns

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 3–4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

The Putnam Fund for Growth and Income	5

about the economic slowdown in China, the world’s second-largest economy and a key driver of growth across world markets. Stocks recovered from their August lows, and in the final month of the period, the U.S. market delivered its strongest October return since 2011.

How did the fund perform during the period?

It was a challenging year for the fund, which ended the period with a decline of 2.92%. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned 0.53%, and the average return of 0.48% for funds in its Lipper peer group, Large-Cap Value Funds. These results — large-cap value stocks overall just barely stayed in positive territory — illustrate the difficult market conditions, particularly in the latter half of the period.

For the fund, weakness in energy stocks was the most notable detractor from performance. Plunging energy prices were a major theme for the financial markets, and stocks whose performance was closely tied to energy and commodity prices struggled considerably. According to some estimates, they ranked in the bottom percentile of historical valuation measurements. As a value investor, I sought to take advantage of the downturn in the sector. Within energy, we focused on companies that we believe have faster long-term growth prospects — a strategy that was detrimental to returns for the period, as these stocks suffered the sharpest declines.

Could you discuss some stocks that detracted from returns relative to the benchmark?

The two top detractors for the period were independent power producers NRG Energy and Calpine. These companies provide electricity and natural gas to the unregulated power markets. Their stocks have struggled

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	The Putnam Fund for Growth and Income

mainly due to investor concerns about low energy prices, which took a toll on the companies’ profits. Despite the recent pressure on their stock valuations, we believe both companies remain fundamentally strong, with solid long-term growth prospects. Another disappointment for the period was CONSOL Energy, which is focused primarily on coal mining. The coal industry has faced ruthless competitive pressure from natural gas, where prices have plunged as a result of the shale gas boom. Consol is also engaged in gas drilling, so low gas prices hurt profitability in that area of its business as well.

Also within energy, our focus on faster-growing areas, such as resource owners, was a detractor from relative performance. The most prominent example was the fund’s investment in QEP Resources, an independent oil and natural gas exploration and production company that was severely pressured by steadily declining energy prices. By the close of the period, I had sold the fund’s position in QEP in favor of other resource owners that we believe offer stronger long-term growth potential.

Could you provide some examples of stocks that helped performance?

The struggles in the energy sector were also reflected here, as a notable contributor to performance was our decision to maintain underweight positions in the underperforming stocks of Exxon Mobil and ConocoPhillips — integrated energy giants that are large components of the fund’s benchmark.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/15. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

The Putnam Fund for Growth and Income	7

A position in Coty, a beauty products company, was also among the top contributors for the period. The company has seen its profitability improve due in large part to cost-cutting programs and strategic acquisitions. Another highlight was the fund’s investment in Northrop Grumman, an aerospace and defense company. The business has been relatively immune to many of the issues that weighed on the U.S. stock market throughout the period. In addition, Northrop delivered strong earnings growth and landed a multi-billion-dollar Pentagon contract during the period.

Energy stocks were the most significant detractors from fund performance during the period. What is your perspective on the energy sector today?

This is a value fund, and a key component of a value investing strategy is targeting stocks that are out of favor with investors. In our view, the sharp declines in the energy sector have resulted in very attractive valuations for many stocks, and energy continues to be an area we are monitoring closely. However, as evidenced by the past year, it may be some time before investments in the energy sector are rewarded.

In today’s market, no sector is more controversial, or beaten down, than energy. Oil prices began to decline in mid-2014, as oil supply overwhelmed demand growth. The price weakness accelerated in November 2014, when OPEC [Organization of Petroleum Exporting Countries] failed to agree to a cut in oil production. Prices remained volatile in 2015, hitting a six-year low in the summer. On the positive side, I believe the industry has made great progress in addressing the issue. Oil production activity levels have come down dramatically as businesses have delayed or canceled hundreds of billions of dollars in projects, which we estimate would have accounted for about

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	The Putnam Fund for Growth and Income

6 million barrels a day. As a result of the aggressive response on the part of energy companies, we have become quite confident that, three years from now, the oil market will likely be more balanced — if not undersupplied. In the shorter term, however, it will be challenging for these businesses, and we must proceed with caution.

As the fund begins a new fiscal year, what is your outlook?

While it is not particularly surprising, it is certainly worth noting that the U.S. stock market’s impressive multiyear advance finally came to an end during the period. For several quarters, I had been observing that valuations were approaching the top quartile of their historical averages and that investors should be cognizant of the risk of a downturn.

As we head into 2016, it is quite likely that volatility may persist as we face a few headwinds, including concerns over struggling emerging markets, especially China. At the same time, however, the U.S. economy has been strengthening, unemployment is at its lowest rate in years, and consumer spending has increased, thanks in part to lower commodity costs. While market turbulence can be unsettling, as a value investor with a tendency to take a contrarian view, I see many investment opportunities that were nonexistent just a few months ago.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert D. Ewing is Co-Head of U.S. Equities at Putnam. He has a B.S. in Finance and Economics from Boston College. He joined Putnam in 2008 and has been in the investment industry since 1990.

The Putnam Fund for Growth and Income	9

IN THE NEWS

A robust employment picture bolstered the prospects for the U.S. Federal Reserve to raise interest rates. In a November release, the Labor Department estimated that, in October, 271,000 nonfarm jobs were added to the U.S. economy and that the unemployment rate hit a 7½-year low of 5.0%. This is a rate that many central bank officials regard as full employment in the sense that, with most job seekers employed, employers might bid up wages to fill new positions. Average hourly earnings have been rising, showing a 0.4% gain in October and a 2.5% gain over the past year. The Fed has held benchmark overnight rates in a 0%–0.25% range since December 2008 as the economy has recovered from the financial crisis. Many polls of economists predict that Fed policymakers will nudge up the federal funds rate by a quarter-point, placing it in the 0.25%–0.50% range by year’s end. Some investors are concerned that tighter monetary policy will dampen economic growth, but the Fed has communicated to markets that the pace of rate increases is likely to be gradual.

10	The Putnam Fund for Growth and Income

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.97%	10.86%	10.81%	10.81%	10.14%	10.14%	10.25%	10.19%	10.69%	11.08%	11.08%	11.07%

10 years	64.80	55.32	55.07	55.07	52.90	52.90	56.71	51.22	60.73	69.65	69.95	68.89
Annual average	5.12	4.50	4.48	4.48	4.34	4.34	4.59	4.22	4.86	5.43	5.45	5.38

5 years	74.63	64.59	68.05	66.05	68.16	68.16	70.24	64.29	72.31	77.56	77.88	76.77
Annual average	11.79	10.48	10.94	10.67	10.95	10.95	11.23	10.44	11.50	12.17	12.21	12.07

3 years	47.01	38.56	43.69	40.69	43.74	43.74	44.81	39.74	45.89	48.76	49.00	48.10
Annual average	13.71	11.48	12.84	12.05	12.86	12.86	13.13	11.80	13.42	14.15	14.22	13.99

1 year	–2.92	–8.50	–3.68	–8.46	–3.65	–4.61	–3.44	–6.82	–3.17	–2.62	–2.52	–2.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

The Putnam Fund for Growth and Income	11

Comparative index returns For periods ended 10/31/15

		Lipper Large-Cap Value
	Russell 1000 Value Index	Funds category average*

Annual average (life of fund)	—†	—†

10 years	92.25%	81.22%
Annual average	6.75	6.04

5 years	86.38	75.04
Annual average	13.26	11.80

3 years	50.19	46.90
Annual average	14.52	13.65

1 year	0.53	0.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/15, there were 516, 456, 404, and 297 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,507 and $15,290, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,122. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,073, $16,965, $16,995, and $16,889, respectively.

12	The Putnam Fund for Growth and Income

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	4	4	4

Income	$0.314000		$0.153000	$0.157000	$0.207000		$0.252000	$0.377000	$0.399000	$0.370000

Capital gains	—		—	—	—		—	—	—	—

Total	$0.314000		$0.153000	$0.157000	$0.207000		$0.252000	$0.377000	$0.399000	$0.370000

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/14	$21.41	$22.72	$21.02	$21.31	$21.23	$22.00	$21.29	$21.52	$21.47	$21.46

10/31/15	20.48	21.73	20.10	20.38	20.30	21.04	20.37	20.59	20.54	20.52

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate[1]	1.07%	1.01%	0.30%	0.29%	0.55%	0.53%	0.82%	1.36%	1.48%	1.35%

Current 30-day
SEC yield[2]	N/A	1.16	0.50	0.50	N/A	0.72	1.03	1.48	1.62	1.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/6/57)		(4/27/92)		(7/26/99)		(5/1/95)		(1/21/03)	(7/2/12)	(7/2/12)	(6/15/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	10.85%	10.73%	10.69%	10.69%	10.02%	10.02%	10.13%	10.07%	10.57%	10.96%	10.96%	10.95%

10 years	50.35	41.71	41.49	41.49	39.44	39.44	42.94	37.94	46.58	54.84	55.01	54.11
Annual average	4.16	3.55	3.53	3.53	3.38	3.38	3.64	3.27	3.90	4.47	4.48	4.42

5 years	66.90	57.31	60.81	58.81	60.77	60.77	62.82	57.12	64.87	69.90	70.09	69.10
Annual average	10.79	9.48	9.97	9.69	9.96	9.96	10.24	9.46	10.52	11.18	11.21	11.08

3 years	37.19	29.31	34.20	31.20	34.17	34.17	35.20	30.46	36.17	38.98	39.11	38.33
Annual average	11.12	8.94	10.30	9.47	10.29	10.29	10.57	9.27	10.84	11.60	11.63	11.42

1 year	–8.54	–13.80	–9.25	–13.76	–9.26	–10.16	–9.03	–12.21	–8.81	–8.22	–8.20	–8.33

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

The Putnam Fund for Growth and Income	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/14	0.97%	1.72%	1.72%	1.47%	1.22%	0.66%	0.56%	0.72%

Annualized expense ratio for the
six-month period ended 10/31/15*	0.95%	1.70%	1.70%	1.45%	1.20%	0.66%	0.56%	0.70%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.64	$8.29	$8.29	$7.08	$5.86	$3.23	$2.74	$3.42

Ending value (after expenses)	$939.20	$935.30	$935.80	$936.70	$937.70	$940.50	$940.90	$940.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	The Putnam Fund for Growth and Income

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.84	$8.64	$8.64	$7.37	$6.11	$3.36	$2.85	$3.57

Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,017.90	$1,019.16	$1,021.88	$1,022.38	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

The Putnam Fund for Growth and Income	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

16	The Putnam Fund for Growth and Income

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

The Putnam Fund for Growth and Income	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	The Putnam Fund for Growth and Income

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

The Putnam Fund for Growth and Income	19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support

20	The Putnam Fund for Growth and Income

for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the

The Putnam Fund for Growth and Income	21

Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 498, 440 and 385 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

22	The Putnam Fund for Growth and Income

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

The Putnam Fund for Growth and Income	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	The Putnam Fund for Growth and Income

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2015

The Putnam Fund for Growth and Income	25

The fund’s portfolio 10/31/15

COMMON STOCKS (95.0%)*	Shares	Value

Aerospace and defense (7.0%)
Airbus Group SE (France)	255,318	$17,740,529

Bombardier, Inc. Class B (Canada) S	8,757,462	9,510,245

Embraer SA ADR (Brazil) S	227,300	6,675,801

General Dynamics Corp.	298,600	44,365,988

Honeywell International, Inc.	640,200	66,119,856

L-3 Communications Holdings, Inc.	391,600	49,498,240

Northrop Grumman Corp.	425,000	79,793,750

Raytheon Co.	362,900	42,604,460

Rockwell Collins, Inc.	128,500	11,143,520

United Technologies Corp.	264,500	26,029,445

		353,481,834
Airlines (0.4%)
American Airlines Group, Inc.	470,300	21,737,266

		21,737,266
Automobiles (0.2%)
General Motors Co.	347,900	12,145,189

		12,145,189
Banks (11.6%)
Bank of America Corp.	5,169,594	86,745,787

BB&T Corp.	412,100	15,309,515

Citigroup, Inc.	2,493,180	132,562,381

JPMorgan Chase & Co.	2,593,546	166,635,331

KeyCorp	1,601,500	19,890,630

PacWest Bancorp	185,500	8,354,920

Regions Financial Corp.	2,618,500	24,482,975

Wells Fargo & Co.	2,382,679	128,998,241

		582,979,780
Beverages (0.3%)
PepsiCo, Inc.	148,400	15,164,996

		15,164,996
Biotechnology (0.7%)
AbbVie, Inc.	416,500	24,802,575

Gilead Sciences, Inc.	114,900	12,424,137

		37,226,712
Building products (0.5%)
Fortune Brands Home & Security, Inc.	502,300	26,285,359

		26,285,359
Capital markets (4.9%)
AllianceBernstein Holding LP (Partnership shares)	573,400	14,759,316

Bank of New York Mellon Corp. (The)	502,700	20,937,455

Charles Schwab Corp. (The)	1,058,800	32,314,576

E*Trade Financial Corp. †	390,800	11,141,708

Goldman Sachs Group, Inc. (The)	236,493	44,342,438

KKR & Co. LP	1,896,796	32,530,051

Morgan Stanley	1,614,600	53,233,362

State Street Corp.	551,800	38,074,200

		247,333,106
Chemicals (3.6%)
Axalta Coating Systems, Ltd. †	883,077	24,399,418

Axiall Corp.	297,200	6,018,300

26	The Putnam Fund for Growth and Income

COMMON STOCKS (95.0%)* cont.	Shares	Value

Chemicals cont.
CF Industries Holdings, Inc.	263,700	$13,388,049

Dow Chemical Co. (The)	831,000	42,937,770

E.I. du Pont de Nemours & Co.	669,100	42,420,940

Huntsman Corp. S	989,400	13,030,398

Linde AG (Germany)	69,691	12,087,304

Monsanto Co.	195,000	18,177,900

Symrise AG (Germany)	123,142	8,113,769

		180,573,848
Commercial services and supplies (0.7%)
Tyco International PLC	993,242	36,193,738

		36,193,738
Communications equipment (1.4%)
Cisco Systems, Inc.	2,439,957	70,392,759

		70,392,759
Consumer finance (0.9%)
American Express Co.	612,000	44,835,120

		44,835,120
Containers and packaging (0.6%)
Packaging Corp. of America	436,200	29,857,890

		29,857,890
Diversified consumer services (—%)
ITT Educational Services, Inc. † S	616,249	2,033,622

		2,033,622
Diversified telecommunication services (1.1%)
AT&T, Inc.	744,700	24,954,897

Verizon Communications, Inc.	649,014	30,425,776

		55,380,673
Electric utilities (1.4%)
American Electric Power Co., Inc.	225,400	12,768,910

Edison International	231,700	14,022,484

Exelon Corp.	1,555,900	43,440,728

		70,232,122
Energy equipment and services (1.8%)
Baker Hughes, Inc.	226,500	11,932,020

Ezion Holdings, Ltd. (Singapore) S	6,999,920	3,468,131

Halliburton Co.	773,900	29,702,282

Schlumberger, Ltd.	423,639	33,111,624

Weatherford International PLC †	1,265,900	12,962,816

		91,176,873
Food and staples retail (1.8%)
CVS Health Corp.	535,000	52,847,300

Wal-Mart Stores, Inc.	609,700	34,899,228

		87,746,528
Food products (1.4%)
Hershey Co. (The)	170,200	15,095,038

Kraft Heinz Co. (The)	272,700	21,262,419

Mondelez International, Inc. Class A	757,000	34,943,120

		71,300,577
Health-care equipment and supplies (2.3%)
Abbott Laboratories	291,000	13,036,800

Baxter International, Inc.	501,000	18,732,390

Boston Scientific Corp. †	430,100	7,862,228

C.R. Bard, Inc.	134,600	25,082,710

The Putnam Fund for Growth and Income	27

COMMON STOCKS (95.0%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Medtronic PLC	543,031	$40,140,852

Zimmer Biomet Holdings, Inc.	123,600	12,924,852

		117,779,832
Health-care providers and services (1.0%)
Cardinal Health, Inc.	127,900	10,513,380

Cigna Corp.	172,800	23,162,112

UnitedHealth Group, Inc.	121,900	14,357,382

		48,032,874
Hotels, restaurants, and leisure (1.3%)
Hilton Worldwide Holdings, Inc.	1,731,200	43,262,688

Penn National Gaming, Inc. † S	767,336	13,704,621

Vail Resorts, Inc.	83,500	9,533,195

		66,500,504
Household durables (0.5%)
PulteGroup, Inc.	928,900	17,026,737

Whirlpool Corp.	58,000	9,288,120

		26,314,857
Household products (0.6%)
Procter & Gamble Co. (The)	401,800	30,689,484

		30,689,484
Independent power and renewable electricity producers (1.5%)
Calpine Corp. †	2,739,617	42,491,460

NRG Energy, Inc.	2,378,500	30,658,865

		73,150,325
Industrial conglomerates (1.8%)
General Electric Co.	2,419,120	69,960,950

Siemens AG (Germany)	190,376	19,146,384

		89,107,334
Insurance (5.4%)
ACE, Ltd.	217,000	24,638,180

American International Group, Inc.	1,456,025	91,816,937

Assured Guaranty, Ltd.	866,780	23,784,443

Genworth Financial, Inc. Class A †	1,684,400	7,882,992

Hartford Financial Services Group, Inc. (The)	1,251,500	57,894,390

MetLife, Inc.	625,587	31,517,073

Prudential PLC (United Kingdom)	1,487,020	34,708,461

		272,242,476
Internet and catalog retail (—%)
FabFurnish GmbH (acquired 8/2/13, cost $52) (Private) (Brazil) † ∆∆ F	39	32

Global Fashion Holding SA (acquired 8/2/13, cost $2,567,154)
(Private) (Brazil) † ∆∆ F	60,600	1,553,237

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52)
(Private) (Brazil) † ∆∆ F	39	32

New Middle East Other Assets GmbH (acquired 8/2/13, cost $21)
(Private) (Brazil) † ∆∆ F	16	13

		1,553,314
Internet software and services (1.3%)
Alphabet, Inc. Class C †	72,480	51,519,509

Yahoo!, Inc. †	320,200	11,405,524

		62,925,033
Media (3.2%)
Comcast Corp. Class A	585,800	36,682,796

Discovery Communications, Inc. Class A † S	542,300	15,965,312

DISH Network Corp. Class A †	335,500	21,126,435

28	The Putnam Fund for Growth and Income

COMMON STOCKS (95.0%)* cont.	Shares	Value

Media cont.
Liberty Global PLC Ser. C (United Kingdom) †	825,500	$35,199,320

Time Warner Cable, Inc.	84,900	16,080,060

Time Warner, Inc.	447,200	33,692,048

		158,745,971
Metals and mining (0.4%)
Alcoa, Inc.	869,300	7,762,849

BHP Billiton, Ltd. (Australia)	466,636	7,665,338

Goldcorp, Inc. (Canada)	167,800	2,151,196

Newmont Mining Corp.	222,000	4,320,120

		21,899,503
Multi-utilities (0.4%)
PG&E Corp.	410,200	21,904,680

		21,904,680
Multiline retail (0.3%)
Macy’s, Inc.	244,600	12,469,708

		12,469,708
Oil, gas, and consumable fuels (10.6%)
Anadarko Petroleum Corp.	688,800	46,066,944

Apache Corp.	405,300	19,101,788

Cabot Oil & Gas Corp.	945,400	20,524,634

Concho Resources, Inc. †	237,500	27,528,625

ConocoPhillips	856,300	45,683,605

CONSOL Energy, Inc. S	585,200	3,897,432

Devon Energy Corp.	667,700	27,996,661

Diamondback Energy, Inc. †	213,875	15,792,530

Energen Corp.	250,000	14,537,500

EOG Resources, Inc.	176,700	15,169,695

Exxon Mobil Corp.	798,792	66,092,050

Gulfport Energy Corp. †	721,500	21,984,105

Marathon Oil Corp.	1,094,000	20,107,720

MarkWest Energy Partners LP	401,500	17,537,520

Nordic American Tankers, Ltd. (Norway) S	660,200	10,087,856

Pioneer Natural Resources Co.	181,800	24,932,052

Royal Dutch Shell PLC ADR Class A (United Kingdom)	642,581	33,709,799

Scorpio Tankers, Inc.	1,454,800	13,267,776

Southwestern Energy Co. †	671,200	7,410,048

Suncor Energy, Inc. (Canada)	725,944	21,601,775

Total SA ADR (France) S	808,699	39,003,553

Whiting Petroleum Corp. †	1,291,785	22,257,456

		534,291,124
Paper and forest products (0.3%)
Louisiana-Pacific Corp. † S	918,300	16,217,178

		16,217,178
Personal products (1.3%)
Avon Products, Inc. S	3,237,298	13,046,311

Coty, Inc. Class A	527,145	15,260,848

Edgewell Personal Care Co.	438,100	37,111,451

		65,418,610
Pharmaceuticals (10.8%)
Allergan PLC †	158,600	48,923,342

AstraZeneca PLC ADR (United Kingdom) S	1,457,800	46,489,242

Bristol-Myers Squibb Co.	745,700	49,178,915

The Putnam Fund for Growth and Income	29

COMMON STOCKS (95.0%)* cont.	Shares	Value

Pharmaceuticals cont.
Eli Lilly & Co.	668,500	$54,529,545

Johnson & Johnson	759,700	76,752,491

Merck & Co., Inc.	1,553,091	84,891,954

Pfizer, Inc.	2,749,634	92,992,622

Sanofi ADR (France)	505,800	25,461,972

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	630,100	37,295,619

Zoetis, Inc.	650,738	27,988,241

		544,503,943
Real estate investment trusts (REITs) (1.0%)
Altisource Residential Corp.	489,934	7,050,150

American Tower Corp.	171,800	17,563,114

Gaming and Leisure Properties, Inc. S	790,000	23,044,300

		47,657,564
Road and rail (0.6%)
Union Pacific Corp.	315,400	28,180,990

		28,180,990
Semiconductors and semiconductor equipment (1.3%)
Canadian Solar, Inc. (Canada) † S	104,662	2,284,771

Intel Corp.	1,137,200	38,505,592

Lam Research Corp.	170,950	13,093,061

ON Semiconductor Corp. †	911,300	10,024,300

		63,907,724
Software (2.1%)
Microsoft Corp.	1,368,800	72,053,632

Oracle Corp.	518,700	20,146,308

TiVo, Inc. †	1,315,800	11,947,464

		104,147,404
Specialty retail (1.9%)
Advance Auto Parts, Inc.	67,700	13,433,711

Bed Bath & Beyond, Inc. † S	209,300	12,480,559

Gap, Inc. (The)	569,500	15,501,790

Home Depot, Inc. (The)	158,200	19,559,848

Michaels Cos., Inc. (The) †	423,900	9,910,782

Sally Beauty Holdings, Inc. †	396,400	9,319,364

Tile Shop Holdings, Inc. † S	881,337	12,788,200

		92,994,254
Technology hardware, storage, and peripherals (2.8%)
Apple, Inc.	370,400	44,262,800

EMC Corp.	1,213,000	31,804,860

HP, Inc.	1,009,300	27,210,728

Samsung Electronics Co., Ltd. (South Korea)	30,934	37,055,753

		140,334,141
Thrifts and mortgage finance (0.6%)
Radian Group, Inc.	2,106,155	30,476,063

		30,476,063
Tobacco (0.7%)
Philip Morris International, Inc.	372,100	32,893,640

		32,893,640
Wireless telecommunication services (0.7%)
Vodafone Group PLC ADR (United Kingdom) S	988,222	32,581,679

		32,581,679

Total common stocks (cost $4,326,463,983)		$4,772,998,201

30	The Putnam Fund for Growth and Income

CONVERTIBLE PREFERRED STOCKS (0.4%)*		Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.		12,217	$12,786,679

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.		56,775	5,634,919

Total convertible preferred stocks (cost $17,894,500)			$18,421,598

SHORT-TERM INVESTMENTS (7.4%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	Shares	149,487,907	$149,487,907

Putnam Short Term Investment Fund 0.15% L	Shares	217,802,220	217,802,220

SSgA Prime Money Market Fund Class N 0.09% P	Shares	1,419,000	1,419,000

U.S. Treasury Bills 0.17%, February 18, 2016		$238,000	237,947

U.S. Treasury Bills 0.16%, February 11, 2016		4,211,000	4,210,040

Total short-term investments (cost $373,156,168)			$373,157,114

TOTAL INVESTMENTS

Total investments (cost $4,717,514,651)			$5,164,576,913

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,022,100,024.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,553,314, or less than 0.1% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $115 to cover the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The Putnam Fund for Growth and Income	31

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $154,671,854)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	British Pound	Sell	12/16/15	$92,982,777	$92,294,501	$(688,276)

	Euro	Sell	12/16/15	17,741,223	18,171,740	430,517

JPMorgan Chase Bank N.A.
	Euro	Sell	12/16/15	42,944,155	44,205,613	1,261,458

Total						$1,003,699

32	The Putnam Fund for Growth and Income

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$371,204,105	$—	$1,553,314

Consumer staples	303,213,835	—	—

Energy	621,999,866	3,468,131	—

Financials	1,190,815,648	34,708,461	—

Health care	747,543,361	—	—

Industrials	518,099,608	36,886,913	—

Information technology	404,651,308	37,055,753	—

Materials	220,682,008	27,866,411	—

Telecommunication services	87,962,352	—	—

Utilities	165,287,127	—	—

Total common stocks	4,631,459,218	139,985,669	1,553,314

Convertible preferred stocks	—	18,421,598	—

Short-term investments	219,221,220	153,935,894	—

Totals by level	$4,850,680,438	$312,343,161	$1,553,314

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,003,699	$—

Totals by level	$—	$1,003,699	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	33

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value, including $146,719,653 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,350,224,524)	$4,797,286,786
Affiliated issuers (identified cost $367,290,127) (Notes 1 and 5)	367,290,127

Cash	490,328

Foreign currency (cost $15) (Note 1)	15

Dividends, interest and other receivables	7,300,025

Receivable for shares of the fund sold	1,106,600

Receivable for investments sold	38,251,863

Unrealized appreciation on forward currency contracts (Note 1)	1,691,975

Prepaid assets	38,256

Total assets	5,213,455,975

LIABILITIES

Payable for investments purchased	29,118,423

Payable for shares of the fund repurchased	3,218,740

Payable for compensation of Manager (Note 2)	1,984,384

Payable for investor servicing fees (Note 2)	1,481,475

Payable for custodian fees (Note 2)	34,903

Payable for Trustee compensation and expenses (Note 2)	2,178,755

Payable for administrative services (Note 2)	18,883

Payable for distribution fees (Note 2)	1,130,899

Unrealized depreciation on forward currency contracts (Note 1)	688,276

Collateral on securities loaned, at value (Note 1)	149,487,907

Collateral on certain derivative contracts, at value (Note 1)	1,419,000

Other accrued expenses	594,306

Total liabilities	191,355,951

Net assets	$5,022,100,024

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,813,236,331

Undistributed net investment income (Note 1)	12,343,147

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(251,544,638)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	448,065,184

Total — Representing net assets applicable to capital shares outstanding	$5,022,100,024

(Continued on next page)

34	The Putnam Fund for Growth and Income

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,769,942,279 divided by 232,930,575 shares)	$20.48

Offering price per class A share (100/94.25 of $20.48)*	$21.73

Net asset value and offering price per class B share ($73,967,727 divided by 3,679,416 shares)**	$20.10

Net asset value and offering price per class C share ($57,312,169 divided by 2,812,733 shares)**	$20.38

Net asset value and redemption price per class M share ($32,830,207 divided by 1,617,089 shares)	$20.30

Offering price per class M share (100/96.50 of $20.30)*	$21.04

Net asset value, offering price and redemption price per class R share
($1,212,711 divided by 59,523 shares)	$20.37

Net asset value, offering price and redemption price per class R5 share
($15,922 divided by 773 shares)†	$20.59

Net asset value, offering price and redemption price per class R6 share
($21,345,953 divided by 1,039,316 shares)	$20.54

Net asset value, offering price and redemption price per class Y share
($65,473,056 divided by 3,190,043 shares)	$20.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	35

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $1,546,070)	$113,285,167

Interest (including interest income of $234,645 from investments in affiliated issuers) (Note 5)	236,389

Securities lending (Note 1)	1,513,385

Total investment income	115,034,941

EXPENSES

Compensation of Manager (Note 2)	25,364,975

Investor servicing fees (Note 2)	10,144,389

Custodian fees (Note 2)	85,484

Trustee compensation and expenses (Note 2)	255,660

Distribution fees (Note 2)	14,593,087

Administrative services (Note 2)	144,169

Other	1,323,714

Total expenses	51,911,478

Expense reduction (Note 2)	(171,070)

Net expenses	51,740,408

Net investment income	63,294,533

Net realized gain on investments (Notes 1 and 3)	272,332,132

Net realized loss on swap contracts (Note 1)	(5,668,956)

Net realized gain on foreign currency transactions (Note 1)	4,999,779

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	661,127

Net unrealized depreciation of investments and swap contracts during the year	(485,875,685)

Net loss on investments	(213,551,603)

Net decrease in net assets resulting from operations	$(150,257,070)

The accompanying notes are an integral part of these financial statements.

36	The Putnam Fund for Growth and Income

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$63,294,533	$83,814,812

Net realized gain on investments
and foreign currency transactions	271,662,955	630,033,524

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(485,214,558)	40,316,109

Net increase (decrease) in net assets resulting
from operations	(150,257,070)	754,164,445

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(76,189,298)	(60,308,154)

Class B	(630,152)	(384,347)

Class C	(437,339)	(229,125)

Class M	(355,504)	(248,118)

Class R	(37,994)	(34,943)

Class R5	(288)	(209)

Class R6	(378,425)	(297,302)

Class Y	(1,115,747)	(718,886)

Decrease from capital share transactions (Note 4)	(342,402,923)	(369,128,165)

Total increase (decrease) in net assets	(571,804,740)	322,815,196

NET ASSETS

Beginning of year	5,593,904,764	5,271,089,568

End of year (including undistributed net investment income
of $12,343,147 and $22,573,924, respectively)	$5,022,100,024	$5,593,904,764

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
	Net asset		Net realized				Non-				of expenses	investment
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
October 31, 2015	$21.41	.25	(.87)	(.62)	(.31)	(.31)	—	$20.48	(2.92)	$4,769,942.94		1.19	36
October 31, 2014	18.87	.31	2.46	2.77	(.23)	(.23)	—	21.41	14.78	5,322,464.97		1.54	41
October 31, 2013	14.51	.22	4.37	4.59	(.23)	(.23)	—	18.87	31.93	5,024,361	1.04	1.33	52
October 31, 2012	12.79	.21	1.73	1.94	(.22)	(.22)	—	14.51	15.33	4,232,973	1.10	1.57	34
October 31, 2011	12.56	.16	.21	.37	(.15)	(.15)	.01[d]	12.79	2.99	4,176,494	1.10	1.17	45

Class B
October 31, 2015	$21.02	.09	(.86)	(.77)	(.15)	(.15)	—	$20.10	(3.68)	$73,968	1.69	.44	36
October 31, 2014	18.52	.16	2.42	2.58	(.08)	(.08)	—	21.02	13.97	90,425	1.72	.81	41
October 31, 2013	14.25	.10	4.28	4.38	(.11)	(.11)	—	18.52	30.89	95,272	1.79	.60	52
October 31, 2012	12.56	.11	1.70	1.81	(.12)	(.12)	—	14.25	14.50	91,289	1.85	.84	34
October 31, 2011	12.34	.06	.19	.25	(.04)	(.04)	.01[d]	12.56	2.14	108,621	1.85	.41	45

Class C
October 31, 2015	$21.31	.09	(.86)	(.77)	(.16)	(.16)	—	$20.38	(3.65)	$57,312	1.69	.43	36
October 31, 2014	18.78	.16	2.46	2.62	(.09)	(.09)	—	21.31	13.97	58,084	1.72	.77	41
October 31, 2013	14.45	.09	4.35	4.44	(.11)	(.11)	—	18.78	30.91	48,304	1.79	.56	52
October 31, 2012	12.74	.11	1.72	1.83	(.12)	(.12)	—	14.45	14.46	36,561	1.85	.82	34
October 31, 2011	12.51	.06	.21	.27	(.05)	(.05)	.01[d]	12.74	2.21	36,035	1.85	.42	45

Class M
October 31, 2015	$21.23	.15	(.87)	(.72)	(.21)	(.21)	—	$20.30	(3.44)	$32,830	1.44	.69	36
October 31, 2014	18.71	.21	2.44	2.65	(.13)	(.13)	—	21.23	14.23	37,566	1.47	1.05	41
October 31, 2013	14.39	.14	4.33	4.47	(.15)	(.15)	—	18.71	31.29	36,125	1.54	.83	52
October 31, 2012	12.69	.15	1.70	1.85	(.15)	(.15)	—	14.39	14.72	30,627	1.60	1.08	34
October 31, 2011	12.46	.09	.21	.30	(.08)	(.08)	.01[d]	12.69	2.48	33,357	1.60	.67	45

Class R
October 31, 2015	$21.29	.21	(.88)	(.67)	(.25)	(.25)	—	$20.37	(3.17)	$1,213	1.19	.97	36
October 31, 2014	18.77	.26	2.44	2.70	(.18)	(.18)	—	21.29	14.46	3,852	1.22	1.28	41
October 31, 2013	14.43	.18	4.35	4.53	(.19)	(.19)	—	18.77	31.63	4,082	1.29	1.09	52
October 31, 2012	12.72	.18	1.72	1.90	(.19)	(.19)	—	14.43	15.06	3,446	1.35	1.31	34
October 31, 2011	12.50	.12	.20	.32	(.11)	(.11)	.01[d]	12.72	2.65	3,151	1.35	.92	45

Class R5
October 31, 2015	$21.52	.32	(.87)	(.55)	(.38)	(.38)	—	$20.59	(2.62)	$16.65		1.47	36
October 31, 2014	18.93	.35	2.52	2.87	(.28)	(.28)	—	21.52	15.25	16.66		1.67	41
October 31, 2013	14.54	.29	4.39	4.68	(.29)	(.29)	—	18.93	32.55	14.67		1.68	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	14.54	7.01*	11	.22*	.53*	34

Class R6
October 31, 2015	$21.47	.34	(.87)	(.53)	(.40)	(.40)	—	$20.54	(2.52)	$21,346.55		1.57	36
October 31, 2014	18.92	.40	2.47	2.87	(.32)	(.32)	—	21.47	15.26	19,727.56		1.94	41
October 31, 2013	14.54	.27	4.42	4.69	(.31)	(.31)	—	18.92	32.62	18,293.57		1.49	52
October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	—	14.54	7.02*	11	.19*	.57*	34

Class Y
October 31, 2015	$21.46	.31	(.88)	(.57)	(.37)	(.37)	—	$20.52	(2.70)	$65,473.69		1.43	36
October 31, 2014	18.91	.36	2.48	2.84	(.29)	(.29)	—	21.46	15.09	61,772.72		1.75	41
October 31, 2013	14.54	.27	4.37	4.64	(.27)	(.27)	—	18.91	32.26	44,639.79		1.63	52
October 31, 2012	12.82	.25	1.72	1.97	(.25)	(.25)	—	14.54	15.59	47,613.85		1.82	34
October 31, 2011	12.59	.20	.20	.40	(.18)	(.18)	.01[d]	12.82	3.26	44,370.85		1.45	45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income	39

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

40	The Putnam Fund for Growth and Income

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The Putnam Fund for Growth and Income	41

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

42	The Putnam Fund for Growth and Income

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

The Putnam Fund for Growth and Income	43

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $257,759 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $149,487,907 and the value of securities loaned amounted to $146,719,653.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

44	The Putnam Fund for Growth and Income

At October 31, 2015, the fund had a capital loss carryover of $208,130,968 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$12,074,013	N/A	$12,074,013	October 31, 2016

196,056,955	N/A	196,056,955	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts, from corporate action adjustments to basis and income, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,619,437 to increase undistributed net investment income, $28,048 to decrease paid-in capital and $5,591,389 to increase accumulated net realized loss.

Unrealized appreciation	$789,660,715
Unrealized depreciation	(385,939,774)

Net unrealized appreciation	403,720,941
Undistributed ordinary income	13,346,846
Capital loss carryforward	(208,130,968)
Cost for federal income tax purposes	$4,760,855,972

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Fund for Growth and Income	45

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,669,896	Class R5	25

Class B	156,888	Class R6	10,328

Class C	112,502	Class Y	122,347

Class M	67,361	Total	$10,144,389

Class R	5,042

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $8,107 under the expense offset arrangements and by $162,963 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,021, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

46	The Putnam Fund for Growth and Income

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,875,412	Class M	269,116

Class B	835,577	Class R	13,392

Class C	599,590	Total	$14,593,087

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $250,335 and $1,674 from the sale of class A and class M shares, respectively, and received $38,644 and $870 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $333 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,829,820,185	$2,071,472,058

U.S. government securities (Long-term)	—	—

Total	$1,829,820,185	$2,071,472,058

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	3,836,200	$81,725,883	4,926,540	$100,158,706

Shares issued in connection with
reinvestment of distributions	3,290,492	69,795,468	2,725,752	55,102,816

	7,126,692	151,521,351	7,652,292	155,261,522

Shares repurchased	(22,791,328)	(486,281,004)	(25,353,613)	(516,736,553)

Net decrease	(15,664,636)	$(334,759,653)	(17,701,321)	$(361,475,031)

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	383,358	$8,045,239	435,572	$8,689,360

Shares issued in connection with
reinvestment of distributions	29,106	608,181	19,058	372,677

	412,464	8,653,420	454,630	9,062,037

Shares repurchased	(1,034,990)	(21,763,842)	(1,295,641)	(25,720,276)

Net decrease	(622,526)	$(13,110,422)	(841,011)	$(16,658,239)

The Putnam Fund for Growth and Income	47

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	418,348	$8,952,333	450,042	$9,125,977

Shares issued in connection with
reinvestment of distributions	19,422	411,386	10,803	215,043

	437,770	9,363,719	460,845	9,341,020

Shares repurchased	(351,091)	(7,426,848)	(306,607)	(6,236,587)

Net increase	86,679	$1,936,871	154,238	$3,104,433

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	39,501	$836,983	47,263	$950,354

Shares issued in connection with
reinvestment of distributions	16,469	347,036	12,142	241,902

	55,970	1,184,019	59,405	1,192,256

Shares repurchased	(208,572)	(4,418,899)	(220,698)	(4,470,629)

Net decrease	(152,602)	$(3,234,880)	(161,293)	$(3,278,373)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	21,928	$463,854	28,118	$567,780

Shares issued in connection with
reinvestment of distributions	1,687	35,816	1,741	34,936

	23,615	499,670	29,859	602,716

Shares repurchased	(144,973)	(2,985,337)	(66,512)	(1,322,168)

Net decrease	(121,358)	$(2,485,667)	(36,653)	$(719,452)

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	3,550	$76,245

Shares issued in connection with
reinvestment of distributions	13	288	10	209

	13	288	3,560	76,454

Shares repurchased	—	—	(3,549)	(75,075)

Net increase	13	$288	11	$1,379

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	208,341	$4,441,200	54,172	$1,120,908

Shares issued in connection with
reinvestment of distributions	17,827	378,425	14,637	297,302

	226,168	4,819,625	68,809	1,418,210

Shares repurchased	(105,472)	(2,258,136)	(116,845)	(2,380,550)

Net increase (decrease)	120,696	$2,561,489	(48,036)	$(962,340)

48	The Putnam Fund for Growth and Income

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	848,049	$18,130,692	986,930	$20,430,044

Shares issued in connection with
reinvestment of distributions	47,045	998,760	32,291	657,239

	895,094	19,129,452	1,019,221	21,087,283

Shares repurchased	(583,437)	(12,440,401)	(501,132)	(10,227,825)

Net increase	311,657	$6,689,051	518,089	$10,859,458

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	773	100.0%	$15,922

Class R6	776	0.1	15,939

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$5,482,224	$—	$5,482,224	$62	$—

Putnam Short Term
Investment Fund*	324,163,340	733,842,858	840,203,978	234,583	217,802,220

Totals	$329,645,564	$733,842,858	$845,686,202	$234,645	$217,802,220

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$159,100,000

OTC total return swap contracts (notional)	$4,200,000

The Putnam Fund for Growth and Income	49

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,691,975	Payables	$688,276

Total		$1,691,975		$688,276

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$4,888,684	$—	$4,888,684

Equity contracts	—	(5,668,956)	(5,668,956)

Total	$4,888,684	$(5,668,956)	$(780,272)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$659,401	$—	$659,401

Equity contracts	—	4,012,574	4,012,574

Total	$659,401	$4,012,574	$4,671,975

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse	JPMorgan Chase
	International	Bank N.A.	Total

Assets:

Forward currency contracts#	$430,517	$1,261,458	$1,691,975

Total Assets	$430,517	$1,261,458	$1,691,975

Liabilities:

Forward currency contracts#	688,276	—	688,276

Total Liabilities	$688,276	$—	$688,276

Total Financial and Derivative Net Assets	$(257,759)	$1,261,458	$1,003,699

Total collateral received (pledged)†##	$300,000	$1,119,000

Net amount	$(557,759)	$142,458

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50	The Putnam Fund for Growth and Income

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $124,203 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

The Putnam Fund for Growth and Income	51

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

52	The Putnam Fund for Growth and Income

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

The Putnam Fund for Growth and Income	53

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

54	The Putnam Fund for Growth and Income

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam Fund for Growth and Income	55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

56	The Putnam Fund for Growth and Income

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

The Putnam Fund for Growth and Income	57

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

58	The Putnam Fund for Growth and Income

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

The Putnam Fund for Growth and Income	59

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60	The Putnam Fund for Growth and Income

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN022
297696 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$200,776	$ —	$8,657	$ —
October 31, 2014	$201,188	$ —	$8,470	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $869,644 and $584,644 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$860,987	$ —	$ —

October 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015